Exhibit 99.2

FOR IMMEDIATE RELEASE	Company Contact:
Ralph Castner/Chief Financial Officer
308-255-1227
Chris Gay/Treasurer
308-255-2905
Joe Arterburn/Corporate Communications
308-255-1204
Cabela’s Incorporated

Investor/Media Contact:
Integrated Corporate Relations
203-222-9013
Investor: Chad A. Jacobs
Media: Mike Fox/Megan McDonnell

CABELA’S INC. FILES REGISTRATION

STATEMENT FOR PROPOSED SECONDARY PUBLIC OFFERING

SIDNEY, Neb. (October 28, 2004) – Cabela’s Incorporated (NYSE: CAB) announced today that it has filed a registration statement with the U.S. Securities and Exchange Commission for a proposed secondary public offering of 12 million shares of its common stock. All of the shares in the proposed offering will be offered by selling stockholders. Certain of the selling stockholders also expect to grant the underwriters an option to purchase up to an additional 1.8 million shares of common stock to cover over-allotments, if any. Cabela’s will not receive any of the proceeds of the proposed offering.

Credit Suisse First Boston and JPMorgan will act as joint book-runners with Wachovia Securities, Stephens Inc. and William Blair & Company serving as co-managers for the proposed offering.

When available, a written preliminary prospectus related to the offering may be obtained by contacting Credit Suisse First Boston, LLC, Prospectus Department, Eleven Madison Avenue, New York, N.Y. 10010 (telephone number: 212-325-2580); or J.P. Morgan Securities Inc., Prospectus Department, One Chase Manhattan Plaza, New York, N.Y. 10081 (telephone number: 212-552-5164).

A registration statement relating to these securities has been filed with the Securities and Exchange Commission, but has not yet become effective. These securities may not be sold, nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

About Cabela’s Incorporated

Cabela’s Incorporated, founded in 1961, is the nation’s largest direct marketer, and a leading specialty retailer, of hunting, fishing, camping and related outdoor merchandise.

CAUTIONARY STATEMENT FOR THE PURPOSE OF THE SAFE HARBOR PROVISIONS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This press release (other than historical information) contains “forward-looking statements” that are based on the Company’s beliefs, assumptions and expectations of future events, taking into account the information currently available to the Company. Forward-looking statements involve risks and uncertainties that may cause the Company’s actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition that the Company expresses or implies in any forward-looking statements. These risks and uncertainties include, but are not limited to: the ability to negotiate favorable lease and economic development arrangements; expansion into new markets; market saturation due to new destination retail store openings; the rate of growth of general and administrative expenses associated with building a strengthened corporate infrastructure to support the Company’s growth initiatives; increasing competition in the outdoor segment of the sporting goods industry; the cost of the Company’s products; supply and delivery interruptions; adverse weather conditions; fluctuations in operating results; adverse economic conditions; increased fuel prices; labor shortages or increased labor costs; changes in consumer preferences and demographic trends; increased government regulation; inadequate protection of the Company’s intellectual property; other factors that the Company may not have currently identified or quantified; and other risks, relevant factors and uncertainties identified in the “Risk Factors” section of the Company’s most recently filed S-1, which is available at the Company’s website at www.cabelas.com and the SEC’s website at www.sec.gov. The words “believe,” “may,” “should,” “anticipate,” “estimate,” “expect,” “intend,” “objective,” “seek,” “plan,” “will,” and similar statements are intended to identify forward-looking statements. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. The Company’s forward-looking statements speak only as of the date they are made. Other than as required by law, the Company undertakes no obligation to update or revise forward-looking statements, whether as a result of new information, future events or otherwise.